UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811- 21269

Wells Fargo Advantage Income Opportunities Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman Wells Fargo Funds Management, LLC 525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30, 2012

Date of reporting period: April 30, 2012

ITEM 1.	REPORT TO SHAREHOLDERS

Wells Fargo Advantage

Income Opportunities Fund

Annual Report

April 30, 2012

This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

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The views expressed and any forward-looking statements are as of April 30, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Income Opportunities Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The financial markets throughout most of the past year may best be described as a risk-on/risk-off trading environment in response to the uncertainty about the sustainability of the U.S. economic recovery and ongoing concerns about the Greek debt crisis and the overall health of the eurozone.

Many global economies showed some signs of improvement during the 12-month period, but the path was uneven. The U.S. continued to be primarily affected by the pace of job growth and the health of housing market, while the eurozone remained focused on the ongoing sovereign debt concerns.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Income Opportunities Fund for the 12-month period that ended April 30, 2012.

The financial markets throughout most of the past year may best be described as a risk-on/risk-off trading environment in response to the uncertainty about the sustainability of the U.S. economic recovery and ongoing concerns about the Greek debt crisis and the overall health of the eurozone. When volatility and uncertainty were high, investors sold riskier assets such as high-beta1 equities, commodities, emerging markets securities, and high-yield bonds in preference for the relative safety of U.S. Treasuries. In periods of low volatility, investor risk tolerance dramatically rose and investors sought out the higher yield and return potential of those riskier investments.

During the first quarter of 2012, investor sentiment appeared to be more positive and balanced than earlier in the year. This recent shift in sentiment was the result of improvement in the global macroeconomic backdrop, which we believe contributed to a less volatile market environment and more stable earnings growth expectations. These developments seemed to encourage investors to refocus on underlying fundamentals, sparking the first-quarter 2012 equity rally that was led by stocks and sectors that were shunned at times in 2011, notably retail and higher-growth information technology names—especially within the U.S. markets.

The S&P 500 Index2 and the Russell 3000® Index3—which measure the broad U.S. equity market—posted total returns of 4.76% and 3.40%, respectively, for the reporting period. By comparison, the Barclays U.S. Aggregate Bond Index4, representing the universe of U.S. investment-grade bonds, returned 7.54%, and the BofA Merrill Lynch U.S. High Yield Master II Blended Index5, which is composed of U.S. non-investment-grade corporate bonds, returned 5.12% for the 12-month period.

The global economic recovery modestly improved during the period.

Many global economies showed some signs of improvement during the 12-month period, but the path was uneven. The U.S. continued to be primarily affected by the pace of job growth and the health of housing market, while the eurozone remained focused on the ongoing sovereign debt concerns.

The U.S. Bureau of Economic Analysis reported that U.S. gross domestic product (GDP) grew at a modest 1.3% annual rate in the second quarter of 2011 and a 1.8% annual rate during the third quarter of 2011. It then accelerated to an annual growth rate of 3.0% in the fourth quarter of 2011, reigniting hopes of a sustainable economic recovery. Those hopes were buoyed further by the preliminary estimate of first-quarter 2012 GDP, which remained positive with a 1.9% annual rate. While few economists now believe that the U.S. economy is in danger of sliding back into recession, many continue to expect a tepid economic growth environment throughout 2012.

1.	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison to a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

Letter to Shareholders	Wells Fargo Advantage Income Opportunities Fund	3

Within the eurozone, GDP grew at an annualized rate of 1.5% for 2011, which was modestly weaker from a year earlier when eurozone GDP was reported at an annualized rate of 2.0% in the fourth quarter of 2010. Considering the fiscal challenges that faced European countries throughout 2011—stemming primarily from the re-emergence of the Greek debt crisis—most economists expected weaker economic conditions in 2011. While several steps have been taken by the International Monetary Fund and the European Central Bank (ECB) to address the ongoing fiscal challenges in Europe, economic conditions within many countries in the eurozone are likely to remain weak throughout 2012.

Central banks across the globe remain committed to accommodative policies.

With inflation in check, the U.S. Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. Following its August 9, 2011, meeting, the Federal Open Market Committee (FOMC) issued a statement explaining that economic conditions were likely to warrant exceptionally low levels for the federal funds rate through at least mid-2013—a timetable that was later revised to late 2014 following the FOMC meeting on January 25, 2012. Additionally, in September 2011, the Fed launched yet another stimulus program—dubbed “Operation Twist”—that was designed to keep intermediate- and longer-term yields relatively low. By keeping longer-term yields low, lending activity may potentially spark business investments and home purchases that, in turn, may provide support for a more sustainable economic recovery.

The ECB also continued to maintain an accommodative monetary policy throughout the period, primarily in an effort to stave off the contagion risk stemming from the ongoing concerns about the potential of Greece defaulting on its sovereign bonds. Fortunately, Greece received another bailout and was able to restructure its outstanding debt in February 2012, which seemed to alleviate near-term contagion risks and the possibility of the euro currency collapsing. However, the debt agreement does not fully address longer-term structural issues that affect not only Greece but several other countries across the eurozone. Recognizing the drag the persistent sovereign debt crisis has had on financial stability across the eurozone, the ECB introduced additional liquidity into the European banking system through its Long-Term Refinancing Operation (LTRO). The LTRO program effectively encourages European banks to buy sovereign bonds of the eurozone governments, helping to push yields lower on bonds from financially fragile countries like Spain and Italy. This type of activity helps reduce the near-term risk that those countries would experience funding issues. From a global credit market perspective, this additional liquidity further aims to help alleviate fears of contagion and may cause risk premiums to decline—we believe an encouraging scenario for equities and high-yield bonds.

Recent events have not altered our message to shareholders.

The heightened volatility of the past 12 months and lingering uncertainties about the outlook going forward have left many investors questioning their resolve—

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

4.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

4	Wells Fargo Advantage Income Opportunities Fund	Letter to Shareholders

and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. For many investors, simply building and maintaining a well-diversified6 investment plan focused on clear financial objectives is the best long-term strategy.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

5.	The BofA Merrill Lynch U.S. High Yield Master II Blended Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The BofA Merrill Lynch U.S. High Yield Master II Blended Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index.

6.	Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance Highlights (Unaudited)	Wells Fargo Advantage Income Opportunities Fund	5

Investment objective

The Fund seeks a high level of current income. Capital appreciation is a secondary objective.

Adviser

Wells Fargo Funds Management, LLC

Sub-adviser

Wells Capital Management Incorporated

Portfolio managers

Niklas Nordenfelt, CFA

Phillip Susser

Fund inception

February 26, 2003

Average annual total returns1 (%) as of April 30, 2012

	6 Months*	1 year	5 year	Since inception
Based on market value	10.79	10.03	5.51	8.07
Based on net asset value (NAV) per share	6.96	6.16	4.84	7.87

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. To obtain performance information current to the most recent month-end, please call 1.800.730.6001.

The Adviser has committed through May 31, 2013, to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 5 basis points lower than what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares. The Fund’s gross and net expense ratios for the year ended April 30, 2012 are 1.35% and 1.03%, respectively. Without these reductions, the Fund’s returns would have been lower.

Comparison of NAV vs. market value since inception[2]

The Fund is leveraged through a secured debt borrowing facility and may issue preferred shares. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track. Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities.

1.	Total returns based on market value are calculated assuming a purchase of common stock at the closing market price prior to the first day’s opening market price and a sale at the last day’s closing market price for the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of period. Dividends and distributions are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total returns do not reflect brokerage commissions or sales charges. If these charges were included, the returns would be lower.

2.	This chart does not reflect any brokerage commissions or sales charges.

6	Wells Fargo Advantage Income Opportunities Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Overview

The high-yield market performed reasonably well in spite of heightened volatility, which included a significant market downturn in late summer 2011 followed by a furious rally that began in October 2011 and lasted through March 2012. The unpredictable nature of market participants was directly related to the risk and uncertainty surrounding European debt. As concerns heightened, since March 2012, that Europe would experience a disruptive debt crisis, which could potentially cause a contagion of bank failures, investors rushed out of riskier assets (including equities and high-yield bonds) and poured into the “safe haven” of U.S. Treasuries and cash.

Ten largest holdings[3] as of April 30, 2012
Texas Competitive Electric Holdings Company LLC, 3.74%, 10/10/2014	2.48%
Jabil Circuit Incorporated, 8.25%, 03/15/2018	2.31%
Aquila Incorporated Step Bond, 11.88%, 07/01/2012	2.23%
CCH II Capital Corporation, 13.50%, 11/30/2016	2.15%
Dupont Fabros Technology Incorporated, 8.50%, 12/15/2017	1.87%
Nielsen Finance LLC Company, 7.75%, 10/15/2018	1.71%
E*TRADE Financial Corporation, 12.50%, 11/30/17	1.66%
Calpine Corporation, 7.25%, 10/15/2017	1.48%
Sprint Capital Corporation, 6.88%, 11/15/2028	1.43%
JBS USA Finance Incorporated, 11.63%, 05/01/2014	1.42%

Credit quality[4] as of April 30, 2012

Effective maturity distribution[5] as of April 30, 2012

However, when fear around the European debt crisis was less, high yield and equities were generally in favor and supported by highly accommodative central bank policies. The equity markets staged a resounding rebound, primarily in response to the European Central Bank’s (ECB) Long-Term Refinancing Operation (LTRO), which provided loans and liquidity to the European banking system. The program effectively encouraged European banks to buy sovereign bonds; this pushed down yields in Italy and Spain, thereby reducing the near-term risk that those countries would experience a funding issue. Although the risk of financial contagion is not entirely off the table in the medium to long term, the extremely large three-year loans provided by the ECB gave the European banking system considerable breathing room.

During the period, changes to portfolio positioning were minor. The portfolio strategy continues to be based on bottom-up approach to security selection, with specific attention paid to providing what we believe is downside protection and the avoidance of uncompensated risk. Macro forces have been a significant driver of the high-yield bond market’s performance, which provided some brief opportunities to add risk. However, credit spreads have narrowed throughout the past few years, thus reducing compensation for risk. As a result, the portfolio has gradually become more conservative in positioning. This conservative positioning is not necessarily reflected in the quality allocation, but it is more obvious at the issuer level in which holdings are, on average, higher-priced and offer lower yields, reflecting the preference for shorter-dated and lower volatility paper. With absolute yields at the low end by historical measures, we do not feel it is prudent to “stretch for yields,” as our investment philosophy is not one to time market liquidity and extraordinary central bank policies.

Contributors to performance

The Fund’s more conservative positioning contributed to performance as the debt issued by the most highly leveraged companies performed the worst during the downturn. Security selection across sectors and within the quality segments, however, had the most positive impact throughout the 12-month period.

3.	The ten largest holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Income Opportunities Fund	7

Detractors from performance

The Fund’s sensitivity to interest rates was a relative detractor from performance. For example, the Fund’s maturity allocation (underweight to longer-dated issues) detracted from performance, as those issues—buoyed by large declines in U.S. Treasury yields—performed better. Similarly, the Fund’s quality allocation also detracted from relative performance; its underweight to the most interest-rate-sensitive segment of high-yield issues (BB-rated bonds) hurt relative performance, as those issues performed the best over the period.

Management outlook

Our base-case scenario remains unchanged. We view the current backdrop as highly supportive of the high yield market. In particular, we believe the U.S. economy is well positioned for high yield, as it shows signs of steady improvement yet is weak enough to encourage extraordinarily accommodative monetary policy. While the most recent U.S. economic data was suggestive of a slowdown in growth, that could be viewed positively for the high yield market, as a situation that is less than very strong suggests that the Federal Reserve will not pull liquidity out of the system or raise short-term rates in the foreseeable future.

We believe that high-yield bonds continue to offer a solid risk/reward profile. Although absolute yields are not particularly generous, in our view, high-yield bond spreads are still compensatory for the near- and medium-term default risk. In addition, we believe U.S. corporate earnings should continue to grow, albeit at a much lower year-over-year rate. On the other hand, the issues in Europe will not be solved easily. The LTRO has done wonders to ward off the perceived risk of systemic bank failures across Europe, but barring a strong fiscal union combined with structural overhaul of a number of southern European economies, the fundamental problems of unsustainable debt levels, uncompetitive economies, and unfavorable demographics will persist. We expect those problems to cause periodic havoc on risk sentiment; the current period of low volatility may be short-lived. However, we believe that until corporate fundamentals change and the default outlook worsens materially, such spikes in risk should be viewed as buying opportunities rather than a fear that the bottom will fall out. The Fund will continue to focus on a bottom-up approach to security selection that we believe minimizes downside risk.

4.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund.

5.	Percentages are subject to change and are calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Income Opportunities Fund	Portfolio of Investments—April 30, 2012

Security Name			Shares	Value

Common Stocks: 0.09%

Consumer Discretionary: 0.00%

Hotels, Restaurants & Leisure: 0.00%
Trump Entertainment Resorts Incorporated †			2,149	$9,671

Telecommunication Services: 0.09%

Diversified Telecommunication Services: 0.09%
Fairpoint Communications Incorporated †			134,375	622,157

Total Common Stocks (Cost $3,109,765)				631,828

	Interest Rate	Maturity Date	Principal

Convertible Debentures: 0.47%

Information Technology: 0.47%

Communications Equipment: 0.47%
Lucent Technologies Incorporated Series B	2.88%	06/15/2025	$3,225,000	3,184,688

Total Convertible Debentures (Cost $2,307,500)				3,184,688

Corporate Bonds and Notes: 109.52%

Consumer Discretionary: 22.47%

Auto Components: 2.16%
Allison Transmission Incorporated 144A	7.13	05/15/2019	6,075,000	6,363,563
Cooper Tire & Rubber Company	7.63	03/15/2027	4,455,000	4,410,450
Cooper Tire & Rubber Company	8.00	12/15/2019	150,000	162,375
Goodyear Tire & Rubber Company	7.00	05/15/2022	700,000	694,750
United Rentals Financing Escrow Corporation 144A	5.75	07/15/2018	3,025,000	3,123,313

				14,754,451

Diversified Consumer Services: 2.94%
Carriage Services Incorporated	7.88	01/15/2015	4,055,000	4,115,825
Service Corporation International	6.75	04/01/2016	1,250,000	1,356,250
Service Corporation International	7.00	05/15/2019	1,125,000	1,202,344
Service Corporation International	7.00	06/15/2017	1,650,000	1,839,750
Service Corporation International	7.50	04/01/2027	9,376,000	9,469,760
Service Corporation International	7.63	10/01/2018	1,000,000	1,125,000
Service Corporation International	8.00	11/15/2021	880,000	1,005,400

				20,114,329

Hotels, Restaurants & Leisure: 6.47%
Ameristar Casinos Incorporated	7.50	04/15/2021	5,502,000	5,818,365
Burger King Corporation	9.88	10/15/2018	1,600,000	1,818,000
CCM Merger Incorporated 144A	9.13	05/01/2019	1,800,000	1,829,250
Chukchansi Economic Development Authority 144A±(i)	4.16	11/15/2012	2,525,000	1,836,938
CityCenter Holdings LLC	7.63	01/15/2016	350,000	371,000
CityCenter Holdings LLC 144A	7.63	01/15/2016	2,650,000	2,802,375
CityCenter Holdings LLC ¥	11.50	01/15/2017	2,332,558	2,589,139
Dineequity Incorporated	9.50	10/30/2018	7,725,000	8,536,125

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—April 30, 2012	Wells Fargo Advantage Income Opportunities Fund	9

Security Name	Interest Rate	Maturity Date	Principal	Value

Hotels, Restaurants & Leisure (continued)
Greektown Superholdings Incorporated Series A	13.00%	07/01/2015	$6,662,000	$7,353,183
Greektown Superholdings Incorporated Series B	13.00	07/01/2015	1,625,000	1,793,594
NAI Entertainment Holdings LLC 144A	8.25	12/15/2017	3,650,000	4,024,125
Penn National Gaming Incorporated	8.75	08/15/2019	650,000	724,750
Scientific Games Corporation	9.25	06/15/2019	1,130,000	1,251,475
Speedway Motorsports Incorporated	6.75	02/01/2019	450,000	470,250
Speedway Motorsports Incorporated	8.75	06/01/2016	2,075,000	2,261,750
Yonkers Racing Corporation 144A	11.38	07/15/2016	675,000	726,469

				44,206,788

Household Durables: 0.14%
American Greetings Corporation	7.38	12/01/2021	950,000	988,000

Media: 8.68%
Cablevision Systems Corporation	8.63	09/15/2017	2,975,000	3,265,063
CCH II Capital Corporation	13.50	11/30/2016	12,981,015	14,668,547
CCO Holdings LLC	7.88	04/30/2018	300,000	324,750
CCO Holdings LLC	8.13	04/30/2020	746,000	835,520
Cinemark USA Incorporated	7.38	06/15/2021	1,525,000	1,647,000
Cinemark USA Incorporated	8.63	06/15/2019	1,100,000	1,222,375
CSC Holdings LLC	7.88	02/15/2018	1,650,000	1,831,500
CSC Holdings LLC	8.50	04/15/2014	200,000	220,500
DISH DBS Corporation	7.88	09/01/2019	2,260,000	2,615,950
EchoStar DBS Corporation	7.75	05/31/2015	650,000	731,250
Gray Television Incorporated	10.50	06/29/2015	6,000,000	6,300,000
Lamar Media Corporation 144A	5.88	02/01/2022	450,000	462,375
Lamar Media Corporation	7.88	04/15/2018	1,500,000	1,640,625
Lamar Media Corporation Series C	9.75	04/01/2014	925,000	1,046,406
LIN Television Corporation	8.38	04/15/2018	2,475,000	2,567,813
Local TV Finance LLC 144A¥	9.25	06/15/2015	5,450,000	5,613,500
National CineMedia LLC 144A	6.00	04/15/2022	1,325,000	1,348,188
National CineMedia LLC	7.88	07/15/2021	1,150,000	1,239,125
Regal Cinemas Corporation	8.63	07/15/2019	5,500,000	6,050,000
Salem Communications Corporation	9.63	12/15/2016	4,941,000	5,484,510
Sirius XM Radio Incorporated 144A	9.75	09/01/2015	250,000	268,125

				59,383,122

Specialty Retail: 1.47%
Gap Incorporated	5.95	04/12/2021	1,175,000	1,214,169
Limited Brands Incorporated	6.63	04/01/2021	925,000	999,000
RadioShack Corporation	6.75	05/15/2019	3,925,000	2,924,125
Rent-A-Center Incorporated	6.63	11/15/2020	700,000	731,500
Toys R Us Property Company LLC	8.50	12/01/2017	4,025,000	4,186,000

				10,054,794

Textiles, Apparel & Luxury Goods: 0.61%
Oxford Industries Incorporated	11.38	07/15/2015	3,850,000	4,143,601

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Income Opportunities Fund	Portfolio of Investments—April 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Consumer Staples: 1.42%

Beverages: 0.04%
Cott Beverages Incorporated	8.38%	11/15/2017	$250,000	$270,000

Food Products: 1.38%
B&G Foods Incorporated	7.63	01/15/2018	405,000	435,375
Darling International Incorporated	8.50	12/15/2018	250,000	280,313
Dole Food Company Incorporated	13.88	03/15/2014	3,075,000	3,513,188
Smithfield Foods Incorporated	10.00	07/15/2014	4,465,000	5,224,050

				9,452,926

Energy: 16.66%

Energy Equipment & Services: 4.55%
Bristow Group Incorporated	7.50	09/15/2017	3,210,000	3,354,450
Dresser Rand Group Incorporated	6.50	05/01/2021	1,825,000	1,907,125
Gulfmark Offshore Incorporated 144A	6.38	03/15/2022	3,425,000	3,493,500
Hornbeck Offshore Services Incorporated Series B 144A	5.88	04/01/2020	750,000	748,125
Hornbeck Offshore Services Incorporated Series B	8.00	09/01/2017	4,920,000	5,313,600
NGPL Pipeco LLC 144A	7.12	12/15/2017	625,000	604,249
NGPL Pipeco LLC 144A	7.77	12/15/2037	3,925,000	3,534,125
Oil States International Incorporated	6.50	06/01/2019	3,354,000	3,546,855
Parker Drilling Company	9.13	04/01/2018	860,000	911,600
PHI Incorporated	8.63	10/15/2018	5,725,000	5,868,125
Pride International Incorporated	8.50	06/15/2019	210,000	273,729
Rockies Express Pipeline LLC 144A	5.63	04/15/2020	700,000	630,000
Rockies Express Pipeline LLC 144A	6.88	04/15/2040	1,150,000	960,250

				31,145,733

Oil, Gas & Consumable Fuels: 12.11%
Chesapeake Energy Corporation	9.50	02/15/2015	5,085,000	5,542,650
Coffeyville Resources Incorporated 144A	9.00	04/01/2015	1,947,000	2,078,423
Crestwood Midstream Partners LP 144A	7.75	04/01/2019	1,350,000	1,373,625
Denbury Resources Incorporated	6.38	08/15/2021	700,000	742,000
Denbury Resources Incorporated	8.25	02/15/2020	1,150,000	1,282,250
El Paso Corporation	6.50	09/15/2020	1,155,000	1,278,594
El Paso Corporation	7.00	06/15/2017	1,225,000	1,377,421
El Paso Corporation	7.25	06/01/2018	3,224,000	3,687,782
El Paso Corporation	7.42	02/15/2037	1,820,000	1,927,531
El Paso Corporation	7.80	08/01/2031	3,050,000	3,475,197
Encore Acquisition Company	9.50	05/01/2016	700,000	770,000
Energy Transfer Equity LP	7.50	10/15/2020	5,950,000	6,589,625
Ferrellgas Finance Corporation	9.13	10/01/2017	4,660,000	4,904,650
Forest Oil Corporation	7.25	06/15/2019	2,520,000	2,488,500
Forest Oil Corporation	8.50	02/15/2014	1,115,000	1,198,625
Griffin Coal Mining Company Limited (s)	9.50	12/01/2016	652,804	532,851
Holly Corporation	9.88	06/15/2017	4,265,000	4,776,800
Inergy LP	6.88	08/01/2021	824,000	832,240
Inergy LP	7.00	10/01/2018	950,000	973,750
Newfield Exploration Company	6.88	02/01/2020	1,185,000	1,259,063
Penn Virginia Corporation	10.38	06/15/2016	215,000	199,950

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—April 30, 2012	Wells Fargo Advantage Income Opportunities Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Petrohawk Energy Corporation	7.88%	06/01/2015	$2,045,000	$2,147,250
Petrohawk Energy Corporation	10.50	08/01/2014	1,065,000	1,182,150
Pioneer Natural Resource Company	7.50	01/15/2020	3,170,000	3,905,177
Plains Exploration & Production Company	8.63	10/15/2019	6,380,000	7,177,500
Regency Energy Partners	6.88	12/01/2018	475,000	503,500
Sabine Pass LNG LP	7.25	11/30/2013	4,940,000	5,174,650
Sabine Pass LNG LP	7.50	11/30/2016	7,350,000	7,882,875
Ship Finance International Limited	8.50	12/15/2013	2,250,000	2,244,375
Suburban Propane Partners LP	7.38	03/15/2020	575,000	608,063
Susser Holdings LLC	8.50	05/15/2016	2,000,000	2,190,000
Tesoro Corporation	9.75	06/01/2019	2,185,000	2,485,438

				82,792,505

Financials: 26.02%

Capital Markets: 2.03%
E*TRADE Financial Corporation	12.50	11/30/2017	9,741,000	11,348,265
Oppenheimer Holdings Incorporated	8.75	04/15/2018	2,500,000	2,537,500

				13,885,765

Commercial Banks: 2.84%
CIT Group Incorporated 144A	4.75	02/15/2015	3,475,000	3,544,500
CIT Group Incorporated 144A	5.25	04/01/2014	7,275,000	7,493,250
CIT Group Incorporated	5.25	03/15/2018	875,000	901,250
CIT Group Incorporated 144A	5.50	02/15/2019	2,225,000	2,286,188
Emigrant Bancorp Incorporated 144A(i)	6.25	06/15/2014	5,725,000	5,209,384

				19,434,572

Consumer Finance: 13.67%
Ally Financial Incorporated	5.50	02/15/2017	1,325,000	1,353,908
Ally Financial Incorporated	6.75	12/01/2014	2,344,000	2,472,920
Ally Financial Incorporated	6.88	08/28/2012	2,862,000	2,897,775
Ally Financial Incorporated	7.50	12/31/2013	6,855,000	7,317,713
Ally Financial Incorporated	8.30	02/12/2015	8,820,000	9,679,950
American General Finance Corporation	5.40	12/01/2015	2,800,000	2,394,000
American General Finance Corporation	5.75	09/15/2016	2,325,000	1,912,313
American General Finance Corporation	6.50	09/15/2017	550,000	445,500
Calpine Construction Finance Corporation 144A	8.00	06/01/2016	2,700,000	2,929,500
Clearwire Communications Finance Corporation 144A	12.00	12/01/2015	5,420,000	4,999,950
Ford Motor Credit Company LLC	7.00	10/01/2013	500,000	534,971
Ford Motor Credit Company LLC	8.00	12/15/2016	200,000	238,849
General Motors Financial Company	6.75	06/01/2018	2,325,000	2,475,576
Homer City Funding LLC	8.73	10/01/2026	2,817,836	2,694,556
International Lease Finance Corporation	6.38	03/25/2013	865,000	886,625
International Lease Finance Corporation 144A	6.75	09/01/2016	300,000	324,000
International Lease Finance Corporation 144A	7.13	09/01/2018	300,000	330,000
International Lease Finance Corporation	8.63	09/15/2015	1,700,000	1,882,750
JBS USA Finance Incorporated	11.63	05/01/2014	8,465,000	9,734,750
Level 3 Financing Incorporated	10.00	02/01/2018	4,555,000	4,987,725
Nielsen Finance LLC Company	7.75	10/15/2018	10,570,000	11,679,850

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Income Opportunities Fund	Portfolio of Investments—April 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Consumer Finance (continued)
Nielsen Finance LLC Company	11.50%	05/01/2016	$1,170,000	$1,351,350
Springleaf Finance Corporation	6.90	12/15/2017	5,950,000	4,856,688
Sprint Capital Corporation	6.88	11/15/2028	13,075,000	9,773,563
Sprint Capital Corporation	8.75	03/15/2032	6,270,000	5,313,825

				93,468,607

Diversified Financial Services: 4.74%
Dolphin Subsidiary II Incorporated 144A	7.25	10/15/2021	4,700,000	5,217,000
Hub International Holdings Incorporated 144A	10.25	06/15/2015	6,650,000	6,799,625
Neuberger Berman Group 144A	5.63	03/15/2020	900,000	913,500
Neuberger Berman Group 144A	5.88	03/15/2022	1,125,000	1,144,688
Nuveen Investments Incorporated	5.50	09/15/2015	5,800,000	5,278,000
Nuveen Investments Incorporated	10.50	11/15/2015	9,270,000	9,571,275
Samson Investment Company 144A	9.75	02/15/2020	1,275,000	1,330,781
USI Holdings Corporation 144A	4.38	11/15/2014	1,175,000	1,100,094
USI Holdings Corporation 144A	9.75	05/15/2015	1,055,000	1,066,869

				32,421,832

REITs: 2.74%
Dupont Fabros Technology Incorporated	8.50	12/15/2017	11,580,000	12,766,950
Host Hotels & Resorts Incorporated	9.00	05/15/2017	490,000	543,900
Omega Healthcare Investors Incorporated 144A	5.88	03/15/2024	325,000	318,500
Omega Healthcare Investors Incorporated	6.75	10/15/2022	3,375,000	3,543,750
Ventas Incorporated	9.00	05/01/2012	1,560,000	1,560,000

				18,733,100

Health Care: 4.50%

Health Care Equipment & Supplies: 0.30%
Biomet Incorporated ¥	10.38	10/15/2017	1,215,000	1,313,719
Fresenius Medical Care Incorporated	6.88	07/15/2017	700,000	765,625

				2,079,344

Health Care Providers & Services: 3.64%
Apria Healthcare Group Incorporated	11.25	11/01/2014	1,340,000	1,393,600
Aviv Healthcare Incorporated	7.75	02/15/2019	3,725,000	3,874,000
Centene Corporation	5.75	06/01/2017	1,925,000	1,956,281
Community Health Systems Incorporated Series WI	8.88	07/15/2015	765,000	789,863
Emergency Medical Services Corporation	8.13	06/01/2019	800,000	820,000
HCA Incorporated	5.88	03/15/2022	750,000	762,188
HCA Incorporated	6.50	02/15/2020	3,675,000	3,932,250
HCA Incorporated	7.50	11/15/2095	1,350,000	1,061,438
HCA Incorporated	8.50	04/15/2019	375,000	420,703
Health Management Associates Incorporated	6.13	04/15/2016	475,000	498,750
HealthSouth Corporation	7.25	10/01/2018	750,000	795,000
HealthSouth Corporation	7.75	09/15/2022	750,000	808,125
MPT Operating Partnership LP	6.38	02/15/2022	775,000	778,875
MPT Operating Partnership LP	6.88	05/01/2021	3,175,000	3,317,875
PSS World Medical Incorporated 144A	6.38	03/01/2022	450,000	461,250

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—April 30, 2012	Wells Fargo Advantage Income Opportunities Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

Health Care Providers & Services (continued)
Sabra Health Care LP	8.13%	11/01/2018	$2,850,000	$3,031,688
Tenet Healthcare Corporation	10.00	05/01/2018	150,000	173,250

				24,875,136

Pharmaceuticals: 0.56%
Mylan Incorporated 144A	6.00	11/15/2018	1,200,000	1,260,000
Mylan Incorporated 144A	7.63	07/15/2017	650,000	719,875
Mylan Incorporated 144A	7.88	07/15/2020	1,625,000	1,820,000

				3,799,875

Industrials: 5.98%

Aerospace & Defense: 1.54%
Alliant Techsystems Incorporated	6.75	04/01/2016	4,470,000	4,576,163
GeoEye Incorporated	9.63	10/01/2015	1,140,000	1,248,300
Hexcel Corporation	6.75	02/01/2015	1,089,000	1,099,890
L-3 Communications Holdings Incorporated	6.38	10/15/2015	2,740,000	2,805,075
TransDigm Group Incorporated	7.75	12/15/2018	750,000	817,500

				10,546,928

Commercial Services & Supplies: 2.71%
Casella Waste Systems Incorporated	11.00	07/15/2014	4,385,000	4,713,875
Corrections Corporation of America	7.75	06/01/2017	2,110,000	2,289,350
Covanta Holding Corporation	6.38	10/01/2022	900,000	925,295
Crown Cork & Seal Company Incorporated (i)	7.50	12/15/2096	1,225,000	1,038,188
Geo Group Incorporated	7.75	10/15/2017	2,955,000	3,191,400
Interface Incorporated	7.63	12/01/2018	300,000	324,000
Iron Mountain Incorporated	8.38	08/15/2021	3,520,000	3,836,800
KAR Holdings Incorporated ±	4.55	05/01/2014	2,225,000	2,219,438

				18,538,346

Machinery: 1.06%
Cleaver-Brooks Incorporated 144A	12.25	05/01/2016	1,440,000	1,528,200
Columbus McKinnon Corporation	7.88	02/01/2019	1,575,000	1,669,500
CPM Holdings Incorporated	10.63	09/01/2014	3,025,000	3,267,000
Titan International Incorporated	7.88	10/01/2017	700,000	742,000

				7,206,700

Professional Services: 0.45%
Affinia Group Incorporated 144A	10.75	08/15/2016	207,000	226,924
Interactive Data Corporation	10.25	08/01/2018	2,535,000	2,864,550

				3,091,474

Road & Rail: 0.05%
RailAmerica Incorporated	9.25	07/01/2017	323,000	338,343

Transportation Infrastructure: 0.17%
Overseas Shipholding Group	7.50	02/15/2024	1,725,000	1,155,750

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Income Opportunities Fund	Portfolio of Investments—April 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Information Technology: 9.67%

Communications Equipment: 1.54%
Allbritton Communications Company	8.00%	05/15/2018	$2,574,000	$2,741,310
EchoStar DBS Corporation	7.13	02/01/2016	910,000	1,007,825
Intelsat Jackson Holdings Limited	9.50	06/15/2016	2,225,000	2,316,781
Lucent Technologies Incorporated	6.45	03/15/2029	3,100,000	2,270,750
Seagate Technology Holdings	6.80	10/01/2016	1,275,000	1,415,250
Seagate Technology Holdings 144A	7.00	11/01/2021	725,000	786,625

				10,538,541

Computers & Peripherals: 0.51%
Seagate HDD Cayman	6.88	05/01/2020	650,000	697,125
Seagate HDD Cayman	7.75	12/15/2018	2,500,000	2,756,250

				3,453,375

Electronic Equipment, Instruments & Components: 2.96%
CDW Financial Corporation	12.54	10/12/2017	1,600,000	1,744,000
Jabil Circuit Incorporated	8.25	03/15/2018	13,532,000	15,764,780
Viasystem Group Incorporated 144A	12.00	01/15/2015	2,530,000	2,726,075

				20,234,855

Internet Software & Services: 0.36%
Equinix Incorporated	7.00	07/15/2021	125,000	136,563
Equinix Incorporated	8.13	03/01/2018	2,125,000	2,348,125

				2,484,688

IT Services: 4.30%
Audatex North America Incorporated 144A	6.75	06/15/2018	1,375,000	1,440,313
Fidelity National Information Services Incorporated 144A	5.00	03/15/2022	500,000	500,000
Fidelity National Information Services Incorporated	7.63	07/15/2017	550,000	603,625
Fidelity National Information Services Incorporated 144A	7.63	07/15/2017	325,000	355,063
Fidelity National Information Services Incorporated	7.88	07/15/2020	2,450,000	2,744,000
First Data Corporation 144A	7.38	06/15/2019	1,325,000	1,354,813
First Data Corporation	11.25	03/31/2016	10,125,000	9,315,000
SunGard Data Systems Incorporated	7.38	11/15/2018	1,100,000	1,174,250
SunGard Data Systems Incorporated	7.63	11/15/2020	550,000	586,438
SunGard Data Systems Incorporated	10.25	08/15/2015	7,664,750	7,942,597
TW Telecommunications Holdings Incorporated	8.00	03/01/2018	1,272,000	1,392,840
Unisys Corporation	12.50	01/15/2016	782,000	830,875
Unisys Corporation 144A	12.75	10/15/2014	1,068,000	1,184,145

				29,423,959

Materials: 1.89%

Chemicals: 0.69%
Huntsman International LLC	5.50	06/30/2016	2,855,000	2,858,569
Solutia Incorporated	7.88	03/15/2020	1,450,000	1,692,875
Solutia Incorporated	8.75	11/01/2017	150,000	169,500

				4,720,944

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—April 30, 2012	Wells Fargo Advantage Income Opportunities Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

Containers & Packaging: 0.52%
Ball Corporation	5.00%	03/15/2022	$475,000	$483,313
Crown Americas LLC	7.63	05/15/2017	950,000	1,030,750
Owens Brockway Glass Container Incorporated	7.38	05/15/2016	515,000	581,950
Silgan Holdings Incorporated 144A	5.00	04/01/2020	1,450,000	1,464,500

				3,560,513

Metals & Mining: 0.00%
Indalex Holdings Corporation (s)(i)	11.50	02/01/2014	5,985,000	22,444

Paper & Forest Products: 0.68%
Clearwater Paper Corporation	10.63	06/15/2016	1,175,000	1,321,875
Georgia-Pacific Corporation	8.88	05/15/2031	2,430,000	3,316,603

				4,638,478

Telecommunication Services: 12.83%

Diversified Telecommunication Services: 7.03%
Avaya Incorporated	9.75	11/01/2015	1,150,000	1,139,938
Citizens Communications Company	7.88	01/15/2027	4,205,000	3,742,450
FairPoint Communications Incorporated 144A	10.88	04/01/2017	2,550,000	2,875,125
Frontier Communications Corporation	8.13	10/01/2018	1,980,000	2,079,000
Frontier Communications Corporation	8.25	04/15/2017	2,380,000	2,564,450
Frontier Communications Corporation	8.50	04/15/2020	1,000,000	1,040,000
GCI Incorporated	6.75	06/01/2021	1,350,000	1,363,500
GCI Incorporated	8.63	11/15/2019	4,175,000	4,592,500
Intelsat Jackson Holdings Company 144A	7.25	10/15/2020	1,525,000	1,589,813
Intelsat Jackson Holdings Company	7.25	10/15/2020	1,700,000	1,776,500
Qwest Corporation	7.50	06/15/2023	3,260,000	3,288,525
Qwest Corporation	7.63	08/03/2021	440,000	470,549
SBA Telecommunications Incorporated	8.00	08/15/2016	709,000	759,516
SBA Telecommunications Incorporated	8.25	08/15/2019	543,000	598,658
Syniverse Holdings Incorporated	9.13	01/15/2019	7,875,000	8,731,406
Telesat Canada Incorporated 144A	6.00	05/15/2017	650,000	650,000
U.S. West Communications Incorporated	7.13	11/15/2043	1,810,000	1,812,263
U.S. West Communications Incorporated	7.25	09/15/2025	2,755,000	3,044,275
Windstream Corporation	7.88	11/01/2017	5,380,000	5,944,900

				48,063,368

Wireless Telecommunication Services: 5.80%
CC Holdings LLC 144A	7.75	05/01/2017	650,000	708,500
Cricket Communications Incorporated	7.75	05/15/2016	3,355,000	3,531,138
Cricket Communications Incorporated	7.75	10/15/2020	3,200,000	3,000,000
Crown Castle International Corporation	7.13	11/01/2019	165,000	180,675
Crown Castle International Corporation	9.00	01/15/2015	650,000	718,250
Intelsat Limited	11.25	06/15/2016	7,340,000	7,716,175
iPCS Incorporated ¥	3.80	05/01/2014	2,607,559	2,490,219
MetroPCS Communications Incorporated	6.63	11/15/2020	6,175,000	5,943,438
MetroPCS Communications Incorporated	7.88	09/01/2018	1,050,000	1,076,250
Sprint Nextel Corporation 144A	9.00	11/15/2018	750,000	825,938
Sprint Nextel Corporation 144A	11.50	11/15/2021	1,200,000	1,275,000

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Income Opportunities Fund	Portfolio of Investments—April 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Wireless Telecommunication Services (continued)
Sprint Nextel Corporation Series D	7.38%	08/01/2015	$6,360,000	$6,169,200
Sprint Nextel Corporation Series F	5.95	03/15/2014	6,065,000	6,057,419

				39,692,202

Utilities: 8.08%

Electric Utilities: 4.27%
Energy Future Holdings Corporation	10.00	12/01/2020	150,000	165,563
Ipalco Enterprises Incorporated	5.00	05/01/2018	1,750,000	1,741,250
Kansas City Power & Light Incorporated Step Bond	11.88	07/01/2012	14,996,000	15,259,660
Mirant Mid-Atlantic LLC Series C	10.06	12/30/2028	7,560,525	7,711,735
Otter Tail Corporation	9.00	12/15/2016	3,985,000	4,318,744

				29,196,952

Gas Utilities: 0.27%
AmeriGas Finance LLC	6.75	05/20/2020	900,000	920,250
AmeriGas Finance LLC	7.00	05/20/2022	925,000	943,500

				1,863,750

Independent Power Producers & Energy Traders: 3.54%
Calpine Corporation 144A	7.25	10/15/2017	9,469,000	10,108,158
NRG Energy Incorporated	7.38	01/15/2017	6,050,000	6,284,438
NRG Energy Incorporated	8.50	06/15/2019	3,675,000	3,748,500
RRI Energy Incorporated	7.63	06/15/2014	1,020,000	1,040,400
RRI Energy Incorporated	9.24	07/02/2017	2,287,916	2,242,157
RRI Energy Incorporated	9.68	07/02/2026	780,000	741,000

				24,164,653

Total Corporate Bonds and Notes (Cost $713,758,645)				748,940,743

	Dividend Yield		Shares
Preferred Stocks: 0.19%

Financials: 0.19%

Consumer Finance: 0.19%
GMAC Capital Trust	8.13		53,000	1,269,350

Total Preferred Stocks (Cost $1,325,000)				1,269,350

	Interest Rate		Principal
Term Loans: 12.09%
Advantage Sales & Marketing Incorporated	9.25	06/18/2018	$900,000	898,497
Capital Automotive LP	5.25	03/10/2017	7,187,571	7,156,162
CCM Merger Incorporated	6.00	03/01/2017	7,075,590	7,090,307
Coinmach Corporation	3.24	11/20/2014	6,572,487	6,090,527
Energy Transfer Equity LP	3.75	03/21/2017	3,700,000	3,655,489
Fairpoint Communications Incorporated	6.50	01/22/2016	6,771,929	5,625,509
Federal Mogul Corporation	2.18	12/29/2014	1,258,642	1,218,164
Federal Mogul Corporation	2.18	12/28/2015	1,035,995	1,002,677

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—April 30, 2012	Wells Fargo Advantage Income Opportunities Fund	17

Security Name	Interest Rate	Maturity Date	Principal	Value

Term Loans (continued)
First Data Corporation B1	2.99%	09/24/2014	$2,867,975	$2,741,411
First Data Corporation B2	2.99	09/24/2014	5,354,373	5,118,084
First Data Corporation B3	2.99	09/24/2014	1,485,523	1,419,967
Focus Brands Incorporated	10.25	08/22/2018	2,900,000	2,943,500
Gray Television Incorporated	3.75	12/31/2014	1,795,875	1,783,537
HHI Holdings Limited	7.00	03/21/2017	2,227,506	2,227,506
Level 3 Financing Incorporated	2.65	03/13/2014	1,300,000	1,290,250
Local TV Finance LLC	4.24	05/07/2015	2,720,910	2,710,108
Merisant Company (i)	7.50	01/08/2014	1,358,637	1,338,258
Newsday LLC	10.50	08/01/2013	5,920,000	6,071,730
Panolam Industries International (i)	8.25	12/31/2013	422,531	414,080
Springleaf Finance Corporation	5.50	05/05/2017	1,350,000	1,278,842
Texas Competitive Electric Holdings Company LLC	3.74	10/10/2014	29,662,911	16,982,017
Texas Competitive Electric Holdings Company LLC	4.74	10/10/2017	675,000	371,709
United Surgical Partners International	6.00	03/19/2019	2,250,000	2,250,945
WASH Multifamily Laundry Systems LLC	7.00	08/28/2014	987,212	978,989

Total Term Loans (Cost $91,456,426)				82,658,265

Yankee Corporate Bonds and Notes: 3.29%

Consumer Discretionary: 0.33%

Media: 0.33%
Videotron Limited 144A	5.00	07/15/2022	500,000	498,750
Videotron Limited	6.38	12/15/2015	100,000	102,500
Videotron Limited	9.13	04/15/2018	1,525,000	1,685,125

				2,286,375

Energy: 0.57%

Oil, Gas & Consumable Fuels: 0.57%
Griffin Coal Mining Company Limited (s)144A	9.50	12/01/2016	4,769,384	3,893,010

Financials: 0.00%

Diversified Financial Services: 0.00%
Preferred Term Securities XII Limited (s)±(i)	1.97	12/24/2033	1,540,000	462

Materials: 1.02%

Metals & Mining: 0.65%
Novelis Incorporated	7.25	02/15/2015	630,000	631,575
Novelis Incorporated	8.38	12/15/2017	1,100,000	1,188,000
Novelis Incorporated	8.75	12/15/2020	2,425,000	2,673,563

				4,493,138

Paper & Forest Products: 0.37%
PE Paper Escrow GmbH 144A	12.00	08/01/2014	715,000	772,200
Sappi Limited 144A	7.50	06/15/2032	2,155,000	1,740,163

				2,512,363

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Income Opportunities Fund	Portfolio of Investments—April 30, 2012

Security Name	Interest Rate	Maturity Date	Principal	Value

Telecommunication Services: 1.37%

Wireless Telecommunication Services: 1.37%
Digicel Group Limited 144A	12.00%	04/01/2014	$870,000	$967,875
Intelsat Jackson Holdings	7.25	04/01/2019	3,025,000	3,153,563
Intelsat Jackson Holdings	7.50	04/01/2021	2,214,000	2,324,700
Telesat Canada Incorporated	11.00	11/01/2015	690,000	733,125
Wind Acquisition Finance SA 144A	11.75	07/15/2017	2,205,000	2,166,384

				9,345,647

Total Yankee Corporate Bonds and Notes (Cost $21,462,229)				22,530,995

	Yield		Shares
Short-Term Investments: 6.52%

Investment Companies: 6.52%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.11		44,569,135	44,569,135

Total Short-Term Investments (Cost $44,569,135)				44,569,135

Total Investments in Securities
(Cost $877,988,700) *	132.17%	903,785,004
Other Assets and Liabilities, Net	(32.17)	(219,977,517)

Total Net Assets	100.00%	$683,807,487

†	Non-income earning security

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investment

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(i)	Illiquid security for which the designation as illiquid is unaudited

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $887,620,560 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$50,499,113
Gross unrealized depreciation	(34,334,669)

Net unrealized appreciation	$16,164,444

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—April 30, 2012	Wells Fargo Advantage Income Opportunities Fund	19

Assets
Investments
In unaffiliated securities, at value (see cost below)	$859,215,869
In affiliated securities, at value (see cost below)	44,569,135

Total investments, at value (see cost below)	903,785,004
Receivable for investments sold	2,477,570
Receivable for interest and dividends	17,183,298
Prepaid expenses and other assets	99,175

Total assets	923,545,047

Liabilities
Dividends payable	6,011,489
Payable for investments purchased	3,009,129
Secured borrowing payable	230,054,049
Advisory fee payable	302,215
Due to other related parties	39,782
Accrued expenses and other liabilities	320,896

Total liabilities	239,737,560

Total net assets	$683,807,487

NET ASSETS CONSIST OF
Paid-in capital	$981,776,353
Overdistributed net investment income	(6,076,636)
Accumulated net realized losses on investments	(317,688,534)
Net unrealized gains on investments	25,796,304

Total net assets	$683,807,487

NET ASSET VALUE PER SHARE
Based on $683,807,487 divided by 70,725,951 shares issued and outstanding (100,000,000 shares authorized)	$9.67

Investments in unaffiliated securities, at cost	$833,419,565

Investments in affiliated securities, at cost	$44,569,135

Total investments, at cost	$877,988,700

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Income Opportunities Fund	Statement of Operations—April 30, 2012

Investment income
Interest	$73,841,641
Dividends	115,583
Income from affiliated securities	26,958

Total investment income	73,984,182

Expenses
Advisory fee	5,430,088
Administration fee	452,507
Custody and accounting fees	56,764
Professional fees	58,088
Shareholder report expenses	103,563
Trustees’ fees and expenses	12,001
Transfer agent fees	34,089
Interest expense	535,819
Secured borrowing fees	2,380,556
Other fees and expenses	38,716

Total expenses	9,102,191
Less: Fee waivers and/or expense reimbursements	(2,113,550)

Net expenses	6,988,641

Net investment income	66,995,541

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	7,371,101
Net change in unrealized gains (losses) on investments	(33,221,928)

Net realized and unrealized gains (losses) on investments	(25,850,827)

Net increase in net assets resulting from operations	$41,144,714

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets	Wells Fargo Advantage Income Opportunities Fund	21

	Year Ended April 30, 2012	Year Ended April 30, 2011

Operations
Net investment income	$66,995,541	$71,471,543
Net realized gains on investments	7,371,101	16,218,514
Net change in unrealized gains (losses) on investments	(33,221,928)	13,087,291
Distributions to preferred shareholders from net investment income	0	(38,826)

Net increase in net assets resulting from operations	41,144,714	100,738,522

Distributions to common shareholders from net investment income	(71,940,314)	(71,414,400)

Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	4,753,429	4,381,191

Total increase (decrease) in net assets	(26,042,171)	33,705,313

Net assets applicable to common shareholders
Beginning of period	709,849,658	676,144,345

End of period	$683,807,487	$709,849,658

Overdistributed net investment income	$(6,076,636)	$(3,721,910)

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Income Opportunities Fund	Statement of Cash Flows—Year Ended April 30, 2012

Cash flows from operating activities:
Net increase in net assets resulting from operations	$41,144,714

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(386,526,289)
Proceeds from disposition of investment securities	416,370,574
Amortization	(3,092,928)
Purchase of short-term investment securities, net	(32,692,651)
Decrease in dividends and interest receivable	2,340,618
Decrease in receivable for securities sold	7,099,677
Decrease in principal paydown receivable	884,753
Decrease in other assets	26,955
Decrease in payable for securities purchased	(4,290,208)
Increase in advisory fee payable	170,190
Decrease in due to other related parties	(2,412)
Increase in accrued expenses and other liabilities	104,490
Unrealized depreciation on investments	33,221,928
Net realized gains on investments	(7,371,101)

Net cash provided by operating activities	67,388,310

Cash flows from financing activities:
Cash distributions paid on common shares	(67,145,649)
Decrease in secured borrowing	(242,661)

Net cash used in financing activities	(67,388,310)

Net increase in cash	0

Cash:
Beginning of period	$0

End of period	$0

Supplemental cash disclosure:
Cash paid for interest	$481,770

Supplemental non-cash financing disclosure:
Reinvestment of dividends	$4,753,429

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Income Opportunities Fund	23

(For a common share outstanding throughout each period)

	Year Ended April 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.11	$9.69	$7.37	$12.32	$14.26
Net investment income	0.95 [1]	1.02 [1]	1.06 [1]	1.35 [1]	1.64 [1]
Net realized and unrealized gains (losses) on investments	(0.37)	0.42	2.41	(4.91)	(1.85)
Distributions to preferred shareholders from net investment income	0.00	(0.00)[1,2]	(0.01)[1]	(0.08)[1]	(0.37)[1]

Total from investment operations	0.58	1.44	3.46	(3.64)	(0.58)
Distributions to common shareholders from
Net investment income	(1.02)	(1.02)	(1.08)	(1.31)	(1.36)
Tax basis return of capital	0.00	0.00	(0.06)[1]	0.00	0.00

Total distributions to common shareholders	(1.02)	(1.02)	(1.14)	(1.31)	(1.36)
Net asset value, end of period	$9.67	$10.11	$9.69	$7.37	$12.32
Market value, end of period	$10.29	$10.38	$9.63	$7.30	$11.71
Total return based on market value[3]	10.03%	19.68%	49.84%	(25.48)%	(11.07)%
Ratios to average net assets (annualized)
Gross expenses	1.35%	1.44%	1.79%	3.09%	1.21%
Net expenses	1.03%	1.09%	1.13%	2.30%	1.21%
Interest expense[4]	0.08%	0.11%	0.02%	0.79%	0.00%
Net investment income[5]	9.89%	10.55%	11.81%	14.35%	9.81%
Supplemental data
Portfolio turnover rate	25%	42%	108%	88%	102%
Net assets of common shareholders, end of period (000’s omitted)	$683,807	$709,850	$676,144	$508,602	$849,573

Borrowings outstanding, end of period (000’s omitted)	$230,000	$230,000	N/A	N/A	N/A
Asset coverage per $1,000 of borrowing, end of period	$3,973	$4,088	N/A	N/A	N/A

Liquidation value of Preferred Shares, end of period (000’s omitted)	N/A	N/A	$196,000	$196,000	$490,000
Asset coverage ratio for Preferred Shares, end of period	N/A	N/A	394%	315%	272%

1.	Calculated based on average common shares outstanding

2.	Amount is less than $0.005.

3.	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

4.	Interest expense ratio relates to interest associated with borrowings and/or leverage transactions.

5.	The net investment income ratio reflects any distributions paid to preferred shareholders.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Income Opportunities Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Advantage Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities with original maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Fund Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Fair Value Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs

Notes to Financial Statements	Wells Fargo Advantage Income Opportunities Fund	25

used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitments to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

The Fund may invest in term loans. The loans are marked-to-market daily and the Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Credit default swaps

The Fund may be subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

26	Wells Fargo Advantage Income Opportunities Fund	Notes to Financial Statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassification are due to bond premium and consent fees. At April 30, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$2,590,047	$(2,590,047)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

Notes to Financial Statements	Wells Fargo Advantage Income Opportunities Fund	27

At April 30, 2012, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Pre-enactment Capital Loss Expiration
2015	2016	2017	2018
$6,603,920	$15,525,027	$130,598,584	$155,329,141

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$622,157	$0	$9,671	$631,828
Preferred stocks	1,269,350	0	0	1,269,350
Convertible debentures	0	3,184,688	0	3,184,688
Corporate bonds and notes	0	748,940,743	0	748,940,743
Term loans	0	77,046,759	5,611,506	82,658,265
Yankee corporate bonds and notes	0	22,530,995	0	22,530,995
Short-term investments
Investment companies	44,569,135	0	0	44,569,135
	$46,460,642	$851,703,185	$5,621,177	$903,785,004

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended April 30, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. Funds Management has committed through May 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 5 basis points lower than

28	Wells Fargo Advantage Income Opportunities Fund	Notes to Financial Statements

what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares (“Preferred Shares”). Funds Management contractually waived its advisory fee in the amount of $2,113,550 for the year ended April 30, 2012.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Fund. The fee for sub-advisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares with no par value. For the year ended April 30, 2012 and the year ended April 30, 2011, the Fund issued 487,572 and 450,459 shares, respectively.

The Fund no longer has any Preferred Shares outstanding.

6. BORROWINGS

The Fund has borrowed $230 million through a secured debt financing agreement administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $230 million which expires on February 25, 2013, at which point it may be renegotiated and potentially renewed for another one-year term. At April 30, 2012, the Fund had secured borrowings outstanding in the amount of $230,054,049 (including accrued interest and usage and commitment fees payable).

The Fund’s borrowings under the Facility are generally charged interest at a rate based on the rates of the commercial paper notes issued to fund the Fund’s borrowings or at the London Interbank Offered Rate (LIBOR) plus 1.0%. During the year ended April 30, 2012, an effective interest rate of 0.23% was incurred on the borrowings. Interest expense of $535,819, representing 0.08% of the Fund’s average daily net assets, was incurred during the year ended April 30, 2012.

The Fund has pledged all of its assets to secure the borrowings and currently pays, on a monthly basis, a usage fee at an annual rate of 0.40% of the daily average outstanding principal amount of borrowings and commitment fee at an annual rate of 0.40% of the product of (i) the daily average outstanding principal amount of borrowings and (ii) 1.02. Prior to February 27, 2012, both the usage fee and commitment fee were charged at an annual rate of 0.50%. The secured borrowing fees on the Statement of Operations of $2,380,556 represents the usage fee, commitment fee and structuring fees. For the year ended April 30, 2012, the Fund paid structuring fees in the amount of $118,212.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities were $270,699,486 and $217,264,855, respectively, for the year ended April 30, 2012.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $71,940,314 and $71,453,226 of ordinary income for the years ended April 30, 2012 and April 30, 2011, respectively.

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains (Losses)	Capital Loss Carryforward
$41,469	$16,164,444	$(308,056,672)

Notes to Financial Statements	Wells Fargo Advantage Income Opportunities Fund	29

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

11. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration Date	Record Date	Payable Date	Net Investment Income
April 20, 2012	May 15, 2012	June 1, 2012	$0.0850
May 18, 2012	June 13, 2012	July 2, 2012	$0.0770
June 22, 2012	July 16, 2012	August 1, 2012	$0.0770

These distributions are not reflected in the accompanying financial statements.

30	Wells Fargo Advantage Income Opportunities Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Income Opportunities Fund (the “Fund”) as of April 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Income Opportunities Fund as of April 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

June 22, 2012

Other Information (Unaudited)	Wells Fargo Advantage Income Opportunities Fund	31

TAX INFORMATION

For the fiscal year ended April 30, 2012, $68,325,879 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Income Opportunities Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 137 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010 (Lead Trustee since 2010)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2003	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Income Opportunities Fund	33

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2003

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Counsel, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

34	Wells Fargo Advantage Income Opportunities Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Advantage Income Opportunities Fund (the “Fund”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Wells Capital Management were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The

Other Information (Unaudited)	Wells Fargo Advantage Income Opportunities Fund	35

Board received a description of the methodology used by Lipper to select the funds in the Universe. The Board noted that, except for the five-year period, the performance of the Fund was higher than the median performance of the Universe for the other periods under review. The Board also noted that the Fund outperformed its benchmark for the all the periods under review.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratio and its various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees. The Board also considered the ratio in comparison to the median ratio of an expense Universe and a narrower expense group of funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the funds in the Fund’s Expense Group. The Board noted that the net operating expense ratio of the Fund was lower than the Fund’s Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate with that of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were lower than the median rates of the Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to registered funds and those associated with providing advice to non-registered fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the sub-advisory agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

36	Wells Fargo Advantage Income Opportunities Fund	Other Information (Unaudited)

Economies of scale

The Board considered that, in light of the fact that the Fund was not making a continuous offering of its shares, the likelihood of realizing economies of scale following the Fund’s initial offering was relatively low, although the Board determined to continue to monitor the Fund’s expense ratio and the profitability of the investment advisory agreement to Funds Management in light of future growth of the Fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

Other factors and broader review

As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

Automatic Dividend Reinvestment Plan	Wells Fargo Advantage Income Opportunities Fund	37

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

38	Wells Fargo Advantage Income Opportunities Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

1-800-730-6001

Web site: wellsfargoadvantagefunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

209716 06-12 AIO/AR156 04-12

ITEM 2.	CODE OF ETHICS

As of the end of the period, April 30, 2012, Wells Fargo Advantage Income Opportunities Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Advantage Income Opportunities Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of

Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees - Provided below are the aggregate fees billed for the fiscal years ended April 30, 2011 and April 30, 2012 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the fiscal years ended April 30, 2011 and April 30, 2012, the Audit Fees were $10,000 and $53,210, respectively.

(b)

Audit-Related Fees – There were no audit-related fees incurred for the fiscal years ended April 30, 2011 and April 30, 2012 for assurance and related services by the principal accountant for the Registrant.

(c)

Tax Fees - Provided below are the aggregate fees billed for the fiscal years ended April 30, 2011 and April 30, 2012 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended April 30, 2011 and April 30, 2012, the Tax Fees were $1,660 and $1,700, respectively. The incurred Tax Fees are comprised of excise tax review services.

For the fiscal years ended April 30, 2011 and April 30, 2012, the Tax Fees were $1,940 and $1,990, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)

All Other Fees – There were no other fees incurred for the fiscal years ended April 30, 2011 and April 30, 2012.

(e)(1)

The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to Wells Fargo Advantage Income Opportunities Fund; (2) non-audit tax or compliance consulting or training services provided to the Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to the Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)

Not Applicable.

(f)

Not Applicable.

(g)

Non-Audit Fees – There were no non-audit fees billed for the fiscal years ended April 30, 2011and April 30, 2012, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

(h)

The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEMS 6.	SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF FEBRUARY 8, 2012

1. Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Utilities & High Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).

2. Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

3. Responsibilities

(a) Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.

(b) Funds Management Proxy Committee

(i)	Responsibilities. The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall monitor Institutional Shareholder Services (“ISS”), the proxy voting agent for Funds Management, to determine that ISS is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on the proxy voting process.

(ii)	Voting Guidelines. Appendix A hereto sets forth guidelines regarding how proxies will be voted on the issues specified. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will forward the proxy to the Proxy Committee for a vote determination by the Proxy Committee. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Committee shall have the authority to direct ISS to forward the proxy to the Proxy Committee for a discretionary vote by the Proxy Committee if the Proxy Committee determines that a case-by-case review of such matter is warranted. The Proxy Committee may also consult Fund sub-advisers on certain proxy voting issues on a case-by-case basis as the Proxy Committee deems appropriate or to the extent that a sub-adviser of a Fund makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

(iii)	Proxy Committee. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy is forwarded by ISS to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Voting decisions made by the Proxy Committee will be reported to ISS to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

(iv)	Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

(v)

Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

(vi)	Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing ISS to vote in accordance with the recommendation ISS makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (5) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (6) erecting information barriers around the person or persons making voting decisions; (7) voting in proportion to other shareholders (“mirror voting”); or (8) voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Funds Management may also have a conflict of interest regarding a proxy to be voted on if a member of the Board has an affiliation, directly or indirectly, with a public or private company (an “Identified Company”). Identified Companies include a Board member’s employer, as well as any company of which the Board member is a director or officer or a 5% or more shareholder. The Proxy Committee shall address such a conflict by instructing ISS to vote in accordance with the recommendation ISS makes to its clients.

(vii)	Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least semi-annually to review the Procedures and the performance of ISS in exercising its proxy voting responsibilities.

(viii)	Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Patrick McGuinnis and Erik Sens. Andrew Owen shall be a non-voting member and serve in an advisory capacity on the Proxy Committee. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.

4. Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

5. Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at www.wellsfargo.com/advantagefunds or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•

The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

Funds Management will vote proxies relating to portfolio securities held by the Trusts in accordance with the following proxy voting guidelines. To the extent the specific guidelines below do not address a proxy voting proposal, Funds Management will vote pursuant to ISS’ current U.S. and International proxy voting guidelines. Proxies for securities held by the Wells Fargo Advantage Social Awareness Fund related to social and environmental proposals will be voted pursuant to ISS’ current SRI Proxy Voting Guidelines. In addition, proxies related to issues not addressed by the specific guidelines below or by ISS’ current U.S. and International proxy voting guidelines will be forwarded to the Proxy Committee for a vote determination by the Proxy Committee.

Uncontested Election of Directors or Trustees

THE FUNDS will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. THE FUNDS will not require a performance test for directors.	FOR

THE FUNDS will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.	FOR

THE FUNDS will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

THE FUNDS will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.	AGAINST

THE FUNDS will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if the company receives an adverse opinion on the company’s financial statements from its auditor.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.	WITHHOLD

THE FUNDS will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, THE FUNDS will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.	WITHHOLD

Limitation on Number of Boards a Director May Sit On THE FUNDS will withhold votes from directors who sit on more than six boards.	WITHHOLD

THE FUNDS will withhold votes from CEO directors who sit on more than two outside boards besides their own.	WITHHOLD

Ratification of Auditors

THE FUNDS will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. THE FUNDS will follow the disclosure categories being proposed by the SEC in applying the above formula.

AGAINST/ WITHHOLD

With the above exception, THE FUNDS will generally vote for proposals to ratify auditors unless:	FOR

•      an auditor has a financial interest in or association with the company, and is therefore not independent, or

•      there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

AGAINST AGAINST

THE FUNDS will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

THE FUNDS will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR

THE FUNDS will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

Company Name Change/Purpose

THE FUNDS will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, THE FUNDS will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.	FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

THE FUNDS will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.	FOR

Similarly, THE FUNDS will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Anti-Hedging/Pledging/Speculative Investments Policy

THE FUNDS will consider proposals prohibiting named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan on a case-by-case basis. The company’s existing policies regarding responsible use of company stock will be considered.

CASE-BY-CASE

Approve Other Business

THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, THE FUNDS retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.	AGAINST

Independent Board of Directors/Board Committees

THE FUNDS will vote for proposals requiring that two-thirds of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.	FOR

THE FUNDS will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

THE FUNDS will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.	FOR

THE FUNDS will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. THE FUNDS will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.	WITHHOLD

THE FUNDS will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Director Fees

THE FUNDS will vote for proposals to set director fees.	FOR

Minimum Stock Requirements by Directors

THE FUNDS will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.

AGAINST

Indemnification and Liability Provisions for Directors and Officers

THE FUNDS will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. THE FUNDS will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.	FOR

Alternatively, THE FUNDS will vote against indemnity proposals that are overly broad. For example, THE FUNDS will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.	AGAINST

Nominee Statement in the Proxy

THE FUNDS will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.	AGAINST

Director Tenure/Retirement Age

THE FUNDS will vote against proposals to limit the tenure of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, THE FUNDS is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.

AGAINST
The Funds will vote for proposals to establish a mandatory retirement age for directors provided that such retirement age is not less than 65.	FOR

Board Powers/Procedures/Qualifications

THE FUNDS will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, THE FUNDS will rely on the proxy voting Guidelines.

CASE-BY-CASE

Adjourn Meeting to Solicit Additional Votes

THE FUNDS will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, THE FUNDS will consider the nature of the proposal and its vote recommendations for the scheduled meeting.	CASE-BY-CASE

THE FUNDS will vote for this item when:

THE FUNDS is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction THE FUNDS supports.	FOR

Reimbursement of Solicitation Expenses

THE FUNDS will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

THE FUNDS will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.

CASE-BY-CASE

Removal of Directors

THE FUNDS will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.	CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

THE FUNDS will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, THE FUNDS will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

THE FUNDS will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy.	CASE-BY-CASE

THE FUNDS will vote for against cumulative voting if the board is elected annually.	AGAINST

Board Size

THE FUNDS will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

FOR

Shareholder Rights Plan (Poison Pills)

THE FUNDS will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

Alternatively, THE FUNDS will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

CASE-BY-CASE

Fair Price Provisions

THE FUNDS will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.	CASE-BY-CASE

THE FUNDS will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

THE FUNDS will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.	FOR

If the proposal is bundled with other charter or bylaw amendments, THE FUNDS will analyze such proposals on a case-by-case basis. In addition, THE FUNDS will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.	CASE-BY-CASE

Voting Rights

THE FUNDS will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, THE FUNDS will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.	AGAINST

Dual Class/Multiple-Voting Stock

THE FUNDS will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.	AGAINST

Alternatively, THE FUNDS will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR
Confidential Voting THE FUNDS will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

THE FUNDS will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.

AGAINST

Equal Access to the Proxy

THE FUNDS will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

CASE-BY-CASE

Disclosure of Information

THE FUNDS will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.

AGAINST

Annual Meetings

THE FUNDS will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.	FOR

Alternatively, THE FUNDS will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

THE FUNDS will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the company’s outstanding voting shares.	FOR

Shareholder Advisory Committees/Independent Inspectors

THE FUNDS will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.

AGAINST

Technical Amendments to the Charter of Bylaws
THE FUNDS will generally vote in favor of charter and bylaw amendments proposed solely to conform to modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.	FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

THE FUNDS will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as THE FUNDS will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.

CASE-BY-CASE

Dividends

THE FUNDS will vote for proposals to allocate income and set dividends.	FOR

THE FUNDS will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, THE FUNDS will vote against the proposal.	AGAINST

THE FUNDS will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.	AGAINST

Reduce the Par Value of the Common Stock THE FUNDS will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

THE FUNDS will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.	FOR

Alternatively, THE FUNDS will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).	AGAINST

In addition, THE FUNDS will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

THE FUNDS will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Preemptive Rights

THE FUNDS will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.	FOR

Share Repurchase Plans

THE FUNDS will vote for share repurchase plans, unless: • there is clear evidence of past abuse of the authority; or • the plan contains no safeguards against selective buy-backs.	FOR AGAINST AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

THE FUNDS will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.	CASE-BY-CASE

THE FUNDS will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, THE FUNDS will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.	FOR

If the proposed cost is above the allowable cap, THE FUNDS will vote against the plan.

Among the plan features that may result in a vote against the plan are:	AGAINST

• plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.	AGAINST

THE FUNDS will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) THE FUNDS will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, THE FUNDS shall apply a premium on full value awards for the past three fiscal years.	AGAINST

Even if the equity plan fails the above burn rate, THE FUNDS will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, THE FUNDS will consider withholding from the members of the compensation committee.

FOR

THE FUNDS will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.

THE FUNDS will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

CASE-BY-CASE
THE FUNDS will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.	FOR
THE FUNDS will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

THE FUNDS will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR

THE FUNDS will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.	FOR

THE FUNDS will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.	FOR

For certain OBRA-related proposals, THE FUNDS will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.	AGAINST

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. THE FUNDS will consider these plans based on their voting power dilution.	CASE-BY-CASE

THE FUNDS will generally vote for retirement plans for directors.

THE FUNDS will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.	FOR

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.	CASE-BY-CASE

FOR CASE-BY-CASE

Bonus Plans

THE FUNDS will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. THE FUNDS will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.

CASE-BY-CASE

Deferred Compensation Plans

THE FUNDS will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless

•    the proposal is embedded in an executive or director compensation plan that is contrary to guidelines

FOR AGAINST

Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation

THE FUNDS will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.

FOR

THE FUNDS will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

FOR
THE FUNDS will generally vote against proposals seek to limit executive and director pay.	AGAINST
Tax-Gross-Up Payments
THE FUNDS will examine on a case-by-case basis proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives.	CASE-BY-CASE
Relocation Benefits The FUNDS will not consider relocation benefits as a problematic pay practice in connection with management say-on-pay proposals.
Exchange Offers/Re-Pricing The FUNDS will not vote against option exchange programs made available to executives and directors that are otherwise found acceptable.
Golden and Tin Parachutes
THE FUNDS will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, THE FUNDS will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:

CASE-BY-CASE

•     arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

•     guarantees of benefits if a key employee voluntarily terminates;

•     guarantees of benefits to employees lower than very senior management; and

•     indemnification of liability for excise taxes.

By contrast, THE FUNDS will vote against proposals that would guarantee benefits in a management-led buyout

AGAINST
Stakeholder Laws
THE FUNDS will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, THE FUNDS will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.	FOR
Mergers/Acquisitions and Corporate Restructurings

THE FUNDS will consider proposals on mergers and acquisitions on a case-by-case basis. THE FUNDS will determine if the transaction is in the best economic interests of the shareholders. THE FUNDS will take into account the following factors:

CASE-BY-CASE

•     anticipated financial and operating benefits;

•     offer price (cost versus premium);

•     prospects for the combined companies;

•     how the deal was negotiated;

•     changes in corporate governance and their impact on shareholder rights.

In addition, THE FUNDS will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.

CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, THE FUNDS will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but THE FUNDS may also review the compensation plan for executives managing the liquidation.

CASE-BY-CASE
Appraisal Rights
THE FUNDS will vote for proposals to restore, or provide shareholders with rights of appraisal.	FOR

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

Mutual Fund Proxies
THE FUNDS will vote mutual fund proxies on a case-by-case basis. Proposals may include, and are not limited to, the following issues:	CASE-BY-CASE

•     eliminating the need for annual meetings of mutual fund shareholders;

•     entering into or extending investment advisory agreements and management contracts;

•     permitting securities lending and participation in repurchase agreements;

•     changing fees and expenses; and

•     changing investment policies.

APPENDIX B

TO

PROXY VOTING POLICIES AND PROCEDURES

Members of Funds Management Proxy Voting Committee

Thomas C. Biwer, CFA

Mr. Biwer has 38 years experience in finance and investments. He has served as an investment analyst, portfolio strategist, and corporate pension officer. He received B.S. and M.B.A. degrees from the University of Illinois and has earned the right to use the CFA designation.

Erik J. Sens, CFA

Mr. Sens has 22 years of investment industry experience. He has served as an investment analyst and portfolio manager. He received undergraduate degrees in Finance and Philosophy from the University of San Francisco and has earned the right to use the CFA designation.

Travis L. Keshemberg, CFA

Mr. Keshemberg has 17 years experience in the investment industry. He has served as a overlay portfolio manager and investment consultant. He holds a Masters Degree from the University of Wisconsin – Milwaukee and Bachelors degree from Marquette University. He has earned the right to use the CFA, CIPM and CIMA designations.

Patrick E. McGuinnis, CFA

Mr. McGuinnis has 12 years of experience in the investment industry as an analyst. He holds B.S. and M.S. degrees in Finance from the University of Wisconsin and has earned the right to use the CFA designation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Niklas Nordenfelt, CFA

Mr. Nordenfelt is jointly responsible for managing the Fund, which he has managed since 2010. Mr. Nordenfelt joined Wells Capital Management in 2003, where he is a senior portfolio manager and co-manager of the Sutter High Yield Fixed Income team. Education: B.S., Economics, University of California, Berkeley.

Philip Susser,

Mr. Susser is jointly responsible for managing the Fund, which he has managed since 2010. Mr. Susser joined Wells Capital Management in 2001, where he is a senior portfolio manager and co-manager of the Sutter High Yield Fixed Income team. Education: B.A., Economics, University of Pennsylvania; J.D., University of Michigan.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent period ended April 30, 2012.

Niklas Nordenfelt

I manage the following types of accounts:	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	6	4	22
Total assets of above accounts (millions)	$2,678.9	$380.8	$2,281.2
performance based fee accounts:

I manage the following types of accounts:	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$287.8	$0.0

Philip Susser

I manage the following types of accounts:	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	6	4	22
Total assets of above accounts (millions)	$2,678.9	$380.8	$2,281.2
performance based fee accounts:

I manage the following types of accounts:	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$287.8	$0.0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of April 30, 2012:

Wells Fargo Advantage Income Opportunities Fund

Niklas Nordenfelt	none
Phil Susser	none

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Advantage Income Opportunities Fund(the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Advantage Income Opportunities Fund

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	June 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	June 25, 2012

By:	/s/ Kasey L. Phillips

Kasey L. Phillips
Treasurer

Date:	June 25, 2012